Exhibit 10.3

AMENDMENT NO. 8
TO AMENDED AND RESTATED CREDIT AND GUARANTY AGREEMENT
AMENDMENT NO. 8 TO AMENDED AND RESTATED CREDIT AND GUARANTY AGREEMENT, dated as of June 18, 2026 (this “Agreement”), by and among each of the Lenders (as defined in the Credit Agreement, as defined below) signatory hereto (constituting the Requisite Lenders), the Borrower (as defined below), each Guarantor (as defined in the Credit Agreement, as defined below) as of the date hereof, and DBD Credit Funding LLC (“Fortress”), as collateral agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the “Collateral Agent”), and Fortress, as administrative agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the “Administrative Agent” and together with the Collateral Agent, each an “Agent” and, collectively, the “Agents”).
WHEREAS, reference is hereby made to the Amended and Restated Credit and Guaranty Agreement, dated as of May 10, 2023 (as amended, amended and restated, supplemented, refinanced, replaced, extended, or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”), by and among PLAYBOY ENTERPRISES, INC., a Delaware corporation (the “Borrower”), PLAYBOY, INC., a Delaware corporation (“Holdings”), the other Guarantors from time to time party thereto, the Lenders from time to time party thereto, and the Agents;
WHEREAS, the Borrower desires to effect certain amendments to the Credit Agreement; and
WHEREAS, in accordance with Section 10.5 of the Credit Agreement, the Lenders signatory hereto (constituting the Requisite Lenders), the Agents, the Borrower, and the other Persons party hereto have agreed to amend the Credit Agreement as more fully set forth herein.
NOW, THEREFORE, the parties hereto agree as follows:
Section 1.Defined Terms; References.
(a)Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement has the meaning assigned to such term in the Amended Credit Agreement (as defined below). The rules of construction and other interpretive provisions specified in Sections 1.2, 1.3 and 1.4 of the Amended Credit Agreement shall apply to this Agreement, including terms defined in the preamble and recitals hereto.
(b)As used in this Agreement, the following terms have the meanings specified below:
“Amended Credit Agreement” shall mean the Credit Agreement, as amended by this Agreement.
“Amendment No. 8 Effective Date” shall have the meaning provided in Section 6 hereof.
Section 2.Amendments.
(a)New Definitions. Section 1.1 of the Credit Agreement is hereby amended by adding the following definitions in appropriate alphabetical order:
“Amendment No. 8” means that certain Amendment No. 8 to Amended and Restated Credit and Guaranty Agreement, dated as of June 18, 2026, by and among the Credit Parties, the Requisite Lenders and the Agents.

“Amendment No. 8 Effective Date” has the meaning assigned to that term in Amendment No. 8.
“Backstop Agreement” means the Backstop Agreement, dated as of the Amendment No. 8 Effective Date, by and among Holdings and the Equity Investors (as defined therein), as in effect on the Amendment No. 8 Effective Date and as amended, amended and restated, supplemented, or otherwise modified after the Amendment No. 8 Effective Date, in each case, with the prior written consent of the Administrative Agent.
“Stock Repurchase Agreement” means the Stock Repurchase Agreement, dated as of the Amendment No. 8 Effective Date, by and among Holdings and the Sellers (as defined therein), as amended, amended and restated, supplemented, or otherwise modified from time to time.
(b)Restricted Payments. Section 6.4 of the Credit Agreement is hereby amended by deleting the word “and” at the end of clause (m) thereof, deleting “.” and inserting “; and” at the end of clause (n) thereof, and inserting the following as a new clause (o) thereof:
“(o)    the Borrower may make Restricted Payments to Holdings, and Holdings may make Restricted Payments, in each case solely to the extent the proceeds thereof are used by Holdings to (i) repurchase shares of common stock of Holdings in accordance with the terms and conditions of the Stock Repurchase Agreement or (ii) make payments in accordance with the terms and conditions of the Backstop Agreement.”
(c)Fundamental Changes; Disposition of Assets; Acquisitions. Section 6.8 of the Credit Agreement is hereby amended by amending and restating clause (p) thereof to read as follows:
“(p)    any transactions contemplated by the Stock Repurchase Agreement and/or Backstop Agreement, including but not limited to the assignment by Holdings of its right to purchase shares of its common stock pursuant to the Stock Repurchase Agreement to the Equity Investors (as defined in the Backstop Agreement) and any payments made by Holdings to the Equity Investors (as defined in the Backstop Agreement) under the Backstop Agreement;”
(d)Transactions with Affiliates. Section 6.11 of the Credit Agreement is hereby amended by deleting the word “and” at the end of subclause (vii) in the proviso thereof, deleting “.” and inserting “; and” at the end of subclause (viii) in the proviso thereof, and inserting the following as a new subclause (ix) in the proviso thereof:
“(ix) in each case to the extent constituting a transaction with an Affiliate of Holdings, the Stock Repurchase Agreement, the Backstop Agreement, and each of the transactions contemplated therein.”

Section 3.Effect of Agreement; Reaffirmation; Etc. Except as expressly set forth herein or in the Amended Credit Agreement, this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Agents under the Credit Agreement or under any other Credit Document and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or of any other Credit Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Without limiting the foregoing, after giving effect to this Agreement, (a) each Credit Party acknowledges and agrees that (i) each Credit Document to which it is a party is hereby confirmed and ratified and shall remain in full force and effect according to its respective terms (in the case of the Credit Agreement, as amended hereby) and (ii) the Credit Documents to which it is a party, and all of the Collateral does, and in each case shall continue to, secure the payment and performance of all Obligations on the terms and conditions set forth in such Credit Documents, and hereby ratifies the security interests granted by it pursuant to such Credit Documents and (b) each Guarantor hereby confirms and ratifies its continuing unconditional obligations as a Guarantor under the Amended Credit Agreement or each Guaranty to which it is a party, as applicable. The parties hereto acknowledge and agree that the amendment of the Credit Agreement pursuant to this Agreement and all other Credit Documents amended and/or executed and delivered in connection herewith shall not constitute a novation of the Credit Agreement and the other Credit Documents as in effect prior to the Amendment No. 8 Effective Date.
Section 4.Representations of Credit Parties. Each of the Credit Parties hereby represents and warrants that:
(a)the representations and warranties set forth in Section 4 of the Amended Credit Agreement and in each other Credit Document shall be true and correct in all material respects on and as of the Amendment No. 8 Effective Date (after giving effect to this Agreement) with the same effect as though made on and as of such date (and deeming this Agreement to be a “Credit Document” for purposes of each such representation and warranty), it being understood and agreed that (i) any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date and (ii) any representation or warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct in all respects (after giving effect to such qualification therein) on and as of the Amendment No. 8 Effective Date; and
(b)no Default or Event of Default has occurred and is continuing.
Section 5.Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts) (including by facsimile or other electronic transmission (i.e., a “pdf” or “tif”)), each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Agreement by facsimile or electronic transmission shall be as effective as delivery of a manually signed counterpart of this Agreement. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Agreement and the transactions contemplated hereby shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
Section 6.Conditions to Effectiveness of this Agreement. This Agreement shall become effective on the date (the “Amendment No. 8 Effective Date”) when each of the following conditions shall have been satisfied (or waived, as applicable) and, in connection with the foregoing, the execution (which may include telecopy or electronic transmission of a signed signature page of this Agreement) of this Agreement:

(a)Delivery of Documents. The Agents and the Lenders shall have received on or before the Amendment No. 8 Effective Date the following, each in form and substance satisfactory to the Agents and, unless indicated otherwise, dated the Amendment No. 8 Effective Date:
(i)a counterpart of this Agreement signed on behalf of each Credit Party and the Requisite Lenders; and
(ii)the Stock Repurchase Agreement, duly executed by Holdings and the sellers party thereto.
(b)Representations and Warranties. The representations and warranties contained in Section 4(a) hereof shall be true and correct in all material respects (or, if qualified by “materiality”, “Material Adverse Effect” or similar language, in all respects (after giving effect to such qualification)) on and as of the Amendment No. 8 Effective Date, except to the extent that any such representation and warranty relates solely to any earlier date, in which case such representation and warranty shall be true and correct in all material respects (or, if qualified by “materiality”, “Material Adverse Effect” or similar language, in all respects (after giving effect to such qualification)) as of such earlier date; and

(c)No Default. No Default or Event of Default shall have occurred and be continuing on the Amendment No. 8 Effective Date or will result from this Agreement becoming effective in accordance with its terms on the Amendment No. 8 Effective Date.

Section 7.[Reserved].
Section 8.No Novation. Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Credit Agreement or instruments securing the same, which shall remain in full force and effect, except to any extent modified hereby or by instruments executed concurrently herewith. Nothing implied in this Agreement or in any other document contemplated hereby shall discharge or release the Lien or priority of any Credit Document or any other security therefor or otherwise be construed as a release or other discharge of any of the Credit Parties under any Credit Document from any of its obligations and liabilities as a borrower, guarantor or pledgor under any of the Credit Documents, except, in each case, to any extent modified hereby.
Section 9.Administrative Agent Direction. The Lenders executing this Agreement, constituting the Requisite Lenders, hereby instruct and direct the Agents to enter into, execute, and deliver this Agreement.
Section 10.Miscellaneous. Sections 10.14, 10.15, and 10.16 of the Credit Agreement are incorporated herein by reference and apply mutatis mutandis. On and after the effectiveness of this Agreement, this Agreement shall for all purposes constitute a Credit Document.
Section 11.Credit Document. This Agreement is a Credit Document and all references to a “Credit Document” in the Amended Credit Agreement or any other Credit Document (including any such reference in any representation or warranty in the Amended Credit Agreement or any other Credit Document) shall be deemed to include this Agreement.

Section 12.Release. Each Credit Party in its capacity as such hereby acknowledges and agrees that: (a) neither it nor any of its Subsidiaries has any claim or cause of action against any Agent or any Lender (or any of the directors, officers, employees, agents, attorneys or consultants of any of the foregoing (in its capacity as such)) by reason of any act, omission or thing whatsoever done or omitted to be done, in each case, on or prior to the Amendment No. 8 Effective Date directly arising out of, connected with or related to this Agreement, the Credit Agreement or any other Credit Document, or any act, event or transaction related or attendant thereto, or the agreements of Agent or any Lender contained therein, or the possession, use, operation or control of any of the assets of any Credit Party, or the making of any Loans or other advances, or the management of such Loans or other advances or the Collateral and (b) the Agents and the Lenders have heretofore properly performed and satisfied in a timely manner all of their obligations to the Credit Parties, and all of their Subsidiaries and Affiliates in respect of the Credit Agreement and each other Credit Document. Notwithstanding the foregoing, the Agents and the Lenders wish (and the Credit Parties in their capacities as such agree) to eliminate any possibility that any past conditions, acts, omissions, events or circumstances would impair or otherwise adversely affect any of their rights, interests, security and/or remedies. Accordingly, for and in consideration of the agreements contained in this Agreement and other good and valuable consideration, each Credit Party (in its capacity as such for itself and its Subsidiaries and Affiliates and the successors, assigns, heirs and representatives of each of the foregoing, each in their respective capacities as such) (collectively, the “Releasors”) does hereby fully, finally, unconditionally and irrevocably release, waive and forever discharge the Agents and the Lenders, together with their respective Affiliates and Related Funds, and each of the directors, officers, employees, agents, attorneys and consultants of each of the foregoing, in each case, in their respective capacities as such (collectively, the “Released Parties”), from any and all debts, claims, allegations, obligations, damages, costs, attorneys’ fees, suits, demands, liabilities, actions, proceedings and causes of action, in each case, whether known or unknown, contingent or fixed, direct or indirect, and of whatever nature or description, and whether in law or in equity, under contract, tort, statute or otherwise, which any Releasor has heretofore had or now or hereafter can, shall or may have against any Released Party by reason of any act, omission or thing whatsoever done or omitted to be done, in each case, on or prior to the Amendment No. 8 Effective Date directly arising out of, connected with or related to this Agreement, the Credit Agreement or any other Credit Document, or any act, event or transaction related or attendant thereto, or the agreements of Agent or any Lender contained therein, or the possession, use, operation or control of any of the assets of any Credit Party, or the making of any Loans or other advances, or the management of such Loans or other advances or the Collateral. Each Credit Party represents and warrants that it has no knowledge of any claim by any Releasor against any Released Party or of any facts or acts or omissions of any Released Party which on the date hereof would be the basis of a claim by any Releasor against any Released Party which would not be released hereby.
[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.
PLAYBOY ENTERPRISES, INC., as Borrower
By:    /s/ Marc Crossman
Name:    Marc Crossman
Title:    Chief Financial Officer
PLAYBOY, INC., as Holdings and a Guarantor
By:    /s/ Marc Crossman
Name:    Marc Crossman
Title:    Chief Financial Officer
PLAYBOY ENTERPRISES INTERNATIONAL, INC., as a Guarantor
By:    /s/ Marc Crossman
Name:    Marc Crossman
Title:    Chief Financial Officer
PBTV LLC, as a Guarantor
By:    /s/ Marc Crossman
Name:    Marc Crossman
Title:    Chief Financial Officer
ARTWORK HOLDINGS LLC, as a Guarantor
By:    /s/ Marc Crossman
Name:    Marc Crossman
Title:    Chief Financial Officer
PRODUCTS LICENSING LLC, as a Guarantor
By:    /s/ Marc Crossman
Name:    Marc Crossman
Title:    Chief Financial Officer

[Signature Page to Amendment No. 8 to Amended and Restated Credit and Guaranty Agreement]

PLAYBOY SPIRITS, LLC, as a Guarantor
By:    /s/ Marc Crossman
Name:    Marc Crossman
Title:    Chief Financial Officer
PLAYBOY.COM, INC., as a Guarantor
By:    /s/ Marc Crossman
Name:    Marc Crossman
Title:    Chief Financial Officer
PLAYBOY NEW VENTURE LLC, as a Guarantor
By:    /s/ Marc Crossman
Name:    Marc Crossman
Title:    Chief Financial Officer
CHINA PRODUCTS LICENSING LLC, as a Guarantor
By:    /s/ Marc Crossman
Name:    Marc Crossman
Title:    Chief Financial Officer
PB GLOBAL ACQUISITION CORP., as a Guarantor
By:    /s/ Marc Crossman
Name:    Marc Crossman
Title:    Chief Financial Officer
CENTERFOLD DIGITAL INC., as a Guarantor
By:    /s/ Marc Crossman
Name:    Marc Crossman
Title:    Chief Financial Officer
[Signature Page to Amendment No. 8 to Amended and Restated Credit and Guaranty Agreement]

HONEY BIRDETTE US INC, as a Guarantor
By:    /s/ Marc Crossman
Name:    Marc Crossman
Title:    Chief Financial Officer
HONEY BIRDETTE (UK) LIMITED, as a Guarantor
By:    /s/ Marc Crossman
Name:    Marc Crossman
Title:    Director

[Signature Page to Amendment No. 8 to Amended and Restated Credit and Guaranty Agreement]

Executed as a deed by PLBY Australia Pty Ltd as a Guarantor in accordance with section 127 of the Corporations Act 2001 (Cth)

/s/ Christopher Riley	/s/ Kimberley Kidd
Signature of director	Signature of director/company secretary (Please delete as applicable)
Christopher Riley	Kimberley Kidd
Name of director (print)	Name of director/company secretary (print)
By signing above, each director or secretary (as applicable) consents to electronic signing of this document (in whole or in part), represents that they hold the position or are the person named with respect to their execution and authorises any other director or secretary (as applicable) to produce a copy of this document bearing his or her signature for the purpose of signing the copy to complete its signing under section 127 of the Corporations Act. The copy of the signature appearing on the copy so executed is to be treated as his or her original signature.

Executed as a deed by Honey Birdette (Aust.) Pty Ltd as a Guarantor in accordance with section 127 of the Corporations Act 2001 (Cth)

/s/ Christopher Riley	/s/ Kimberley Kidd
Signature of director	Signature of director/company secretary (Please delete as applicable)
Christopher Riley	Kimberley Kidd
Name of director (print)	Name of director/company secretary (print)
By signing above, each director or secretary (as applicable) consents to electronic signing of this document (in whole or in part), represents that they hold the position or are the person named with respect to their execution and authorises any other director or secretary (as applicable) to produce a copy of this document bearing his or her signature for the purpose of signing the copy to complete its signing under section 127 of the Corporations Act. The copy of the signature appearing on the copy so executed is to be treated as his or her original signature.

[Signature Page to Amendment No. 8 to Amended and Restated Credit and Guaranty Agreement]

DBD CREDIT FUNDING LLC,
as the Administrative Agent and the Collateral Agent
By:    /s/ Avraham Dreyfuss
Name:    Avraham Dreyfuss
Title:    Chief Financial Officer

[Signature Page to Amendment No. 8 to Amended and Restated Credit and Guaranty Agreement]

FLF I SECURITIES L.P.,
as a Lender
By: Fortress Lending Advisors LLC, its investment manager
By:    /s/ Avraham Dreyfuss
Name:    Avraham Dreyfuss
Title:    Chief Financial Officer

FORTRESS CREDIT OPPORTUNITIES XVII CLO LIMITED,
as a Lender
By: FCO XVII CLO CM LLC, its collateral manager
By:    /s/ Avraham Dreyfuss
Name:    Avraham Dreyfuss
Title:    Chief Financial Officer

DRAWBRIDGE SPECIAL OPPORTUNITIES FUND LTD.,
as a Lender
By: Drawbridge Special Opportunities Advisors LLC, its investment manager
By:    /s/ Avraham Dreyfuss
Name:    Avraham Dreyfuss
Title:    Chief Financial Officer

DBDB FUNDING LLC,
as a Lender
By:    /s/ Avraham Dreyfuss
Name:    Avraham Dreyfuss
Title:    Chief Financial Officer
[Signature Page to Amendment No. 8 to Amended and Restated Credit and Guaranty Agreement]

FORTRESS CREDIT OPPORTUNITIES XI CLO LIMITED,
as a Lender
By: FCOD CLO Management LLC, its collateral manager
By:    /s/ Avraham Dreyfuss
Name:    Avraham Dreyfuss
Title:    Chief Financial Officer

FORTRESS CREDIT OPPORTUNITIES XV CLO LIMITED,
as a Lender
By: FCOD CLO Management LLC, its collateral manager
By:    /s/ Avraham Dreyfuss
Name:    Avraham Dreyfuss
Title:    Chief Financial Officer

FORTRESS CREDIT OPPORTUNITIES IX CLO LIMITED,
as a Lender
By: FCOD CLO Management LLC, its collateral manager
By:    /s/ Avraham Dreyfuss
Name:    Avraham Dreyfuss
Title:    Chief Financial Officer

[Signature Page to Amendment No. 8 to Amended and Restated Credit and Guaranty Agreement]

DRAWBRIDGE SPECIAL OPPORTUNITIES FUND LP,
as a Lender
By: Drawbridge Special Opportunities GP LLC, its general partner
By:    /s/ Avraham Dreyfuss
Name:    Avraham Dreyfuss
Title:    Chief Financial Officer

DRAWBRIDGE DSO SECURITIES LLC,
as a Lender
By:    /s/ Avraham Dreyfuss
Name:    Avraham Dreyfuss
Title:    Chief Financial Officer

[Signature Page to Amendment No. 8 to Amended and Restated Credit and Guaranty Agreement]